Exhibit 99.1

2019 Second Quarter Results Investor Presentation

This communication contains certain forward-looking information about PacWest that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Such statements include future financial and operating results, expectations, intentions and other statements that are not historical facts. Such statements are based on information available at the time of the communication and are based on current beliefs and expectations of the Company’s management and are subject to significant risks, uncertainties and contingencies, many of which are beyond our control. Actual results may differ materially from those set forth or implied in the forward-looking statements due to a variety of factors, including the risk factors described in documents filed by the Company with the U.S. Securities and Exchange Commission. We are under no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Forward-Looking Statements

Presentation Index Company Overview 4 Second Quarter Highlights 10 Loans and Leases & Credit Quality 15 Deposits 26 Net Interest Margin 28 Investment Securities 34 Controlled Expenses 36 Non-GAAP Measurements 38 KRX Index Peer Group 41

Company Overview

Company Overview Rank based on banks in the KBW Nasdaq Regional Bank Index – “KRX” (1) As of June 30, 2019 PacWest Bancorp is the holding company for Pacific Western Bank, a high performing commercial bank focused on core deposit growth paired with National Lending and Venture Banking groups $26.3 Billion in Assets $4.7 Billion Market Cap(1) 5th Largest Bank HQ in California $18.5 Billion in Loans $18.8 Billion in Deposits 6.18 % Dividend Yield(1) 23.15% ROATE 4.72% Net Interest Margin 1.99% ROAA 41.6% Efficiency Ratio Experienced Acquirer - 29 Acquisitions KRX Rank # 1 KRX Rank # 1 KRX Rank # 1 KRX Rank # 3 KRX Rank # 6

Business Model Community Banking National Lending Venture Banking Attractive branch network with 74 full service branches in California Offers a full suite of deposit products and services, including on-line banking Focused on business lending products, including commercial real estate, asset-based and tax-exempt Limited consumer loan offerings Borrower relationships generally include a deposit account Efficient deposit model with average Community Banking branch size of $164 million Diversified by loan and lease type, geography and industry Asset-Based Lending (ABL) Lender Finance & Timeshare, Equipment Financing and Premium Finance Security Cash Flow Lending Commercial Real Estate General, Multifamily, SBA, Healthcare and Construction Focus on small to middle-market businesses Expertise in niche segments limits new competitors Borrower relationships may include deposit accounts and treasury services Five banking groups: Technology, Life Sciences, Equity Funds Group, Structured Finance, Specialty Finance Operates a single branch in Durham, NC with $6.7 billion in deposits Offices located in key innovative hubs across the United States Offers a comprehensive suite of financial services for venture-backed companies and their venture capital and private equity investors Provides comprehensive treasury management solutions, including credit cards and international-related products and services to clients Borrower relationships almost always include a deposit account Operates Pacific Western Asset Management Inc. (registered investment advisor)

Nationwide Lender Combined with California Branch Network Los Angeles, CA Durham, NC Chevy Chase, MD Chicago, IL St. Louis, MO Denver, CO New York, NY Boston, MA Minneapolis, MN Austin, TX Campbell, CA Menlo Park, CA San Francisco, CA San Diego, CA  National Lending office  Venture Banking office  Community Banking branch Colorado Market Expansion Hired Jon Lorenz as Colorado Market President Added executive office Added loan production office Licensed to operate a full branch – opening 4Q19

Our Acquisition History and Strategy 19 Acquisitions 4 Acquisitions Square1 Assets added: $4.6bn CUB Assets added: $3.5bn 3 FDIC Assisted Acquisitions CapitalSource Assets added: $10.7bn In-Market Consolidation Market Expansion Asset Generation Capability Strong Core Deposit Base Sound Strategic Focus 2000-2007 2008-2010 2010-2013 2014 2015 2017

Our Formula for High Performance Nationwide lending platform Attractive California branch network Focus on core deposit growth Disciplined growth initiatives Thoughtful approach to credit de-risking Experienced acquirer Highly profitable Highly efficient Strong net interest margin Strong capital base High return on average assets High return on average tangible equity Attractive dividend yield

Second Quarter Highlights

Second Quarter Highlights Net income of $128.1 million Earnings per share of $1.07 ROAA of 1.99% ROATE of 23.15% Gain on sale of securities of $22.2 million in Q2, or $0.13 per diluted share Robust Earnings High Performing Net interest margin of 4.72% Loan yield of 6.26% Cost of deposits of 81 bps Efficiency ratio of 41.6% Noninterest expense to average assets of 1.95% Loan Growth & Credit Quality Loan production of $1.4 billion Annualized loan growth of 4% Classified loans to total loans of 1.03% Net charge-offs of $11.2 million Provision for credit losses of $8.0 million Strong Deposit Base & Capital Core deposits at 83% of total deposits Noninterest-bearing demand deposits at 39% of total deposits Tangible common equity ratio of 9.50% CET1 ratio of 9.53%

Quarter-Over-Quarter Financial Highlights See “Non-GAAP Measurements” slide on page 21. ? ($ in millions, except per share amounts) 2Q19 1Q19 Q / Q Total Assets 26,344 $ 26,324 $ 0% Loans and Leases HFI, net of deferred fees 18,473 $ 18,308 $ 1% Total Deposits 18,806 $ 19,286 $ -2% Core Deposits 15,617 $ 16,128 $ -3% Net Earnings 128.1 $ 112.6 $ 14% Earnings Per Share 1.07 $ 0.92 $ 16% Return on Average Assets ("ROAA") 1.99% 1.77% 0.22 Return on Average Tangible Equity ("ROATE") (1) 23.15% 20.64% 2.51 Tangible Common Equity Ratio (1) 9.50% 9.23% 0.27 Tangible Book Value Per Share (1) 18.83 $ 18.22 $ 3% Tax Equivalent Net Interest Margin 4.72% 4.69% 0.03 Efficiency Ratio 41.6% 42.4% -0.8

Year-Over-Year Financial Highlights See “Non-GAAP Measurements” slide on page 21. ? ($ in millions, except per share amounts) 2Q19 2Q18 Y / Y Total Assets 26,344 $ 24,530 $ 7% Loans and Leases HFI, net of deferred fees 18,473 $ 16,885 $ 9% Total Deposits 18,806 $ 17,929 $ 5% Core Deposits 15,617 $ 15,586 $ 0% Net Earnings 128.1 $ 115.7 $ 11% Earnings Per Share 1.07 $ 0.92 $ 16% Return on Average Assets ("ROAA") 1.99% 1.93% 0.06 Return on Average Tangible Equity ("ROATE") (1) 23.15% 20.98% 2.17 Tangible Common Equity Ratio (1) 9.50% 9.86% -0.36 Tangible Book Value Per Share (1) 18.83 $ 17.35 $ 9% Tax Equivalent Net Interest Margin 4.72% 5.18% -0.46 Efficiency Ratio 41.6% 39.8% 1.8

Quarterly Credit Quality Trends

($ in thousands)		2Q18	3Q18	4Q18	1Q19	2Q19
Nonaccrual Loans and Leases HFI	$	113,745	112,972	79,333	88,527	81,265
As a % of Loans and Leases HFI	%	0.67%	0.66%	0.44%	0.48%	0.44%
Nonperforming Assets	$	115,976	117,379	84,632	91,818	82,737
As a % of Loans and Leases & Foreclosed Assets	%	0.69%	0.68%	0.47%	0.50%	0.45%
Classified Loans and Leases HFI(1)	$	236,292	260,459	237,110	190,305	190,979
As a % of Loans and Leases HFI	%	1.40%	1.51%	1.32%	1.04%	1.03%
Credit Loss Provision	$	17,500	11,500	12,000	4,000	8,000
As a % of Average Loans and Leases (annualized)	%	0.42%	0.27%	0.28%	0.09%	0.18%
Net Charge-offs	$	17,136	1,719	19,948	191	11,244
As a % of Average Loans and Leases (annualized)	%	0.41%	0.04%	0.46%	0.00%	0.25%
Trailing Twelve Months Net Charge-offs	$	45,912	46,568	43,758	38,994	33,102
As a % of Average Loans and Leases	%	0.28%	0.28%	0.26%	0.22%	0.18%
Allowance for Credit Losses (ACL)(2)	$	167,500	177,281	169,333	173,142	169,898
As a % of Loans and Leases HFI	%	0.99%	1.03%	0.94%	0.95%	0.92%
ACL / Nonaccrual Loans and Leases HFI	%	147.26%	156.92%	213.45%	195.58%	209.07%

(1) Classified loans and leases are those with a credit risk rating of substandard or doubtful.
(2) Allowance for credit losses includes allowance for loan and lease losses and reserve for unfunded loan commitments.

PacWest Bancorp

Second Quarter 2019 | PACW | p. 14

Loans and Leases & Credit Quality

Diversified Loan and Lease Portfolio Net of deferred fees and costs Commercial mortgage Income producing and other residential Commercial construction Residential construction Asset - based Venture capital Other commercial Consumer As of June 30, 2019 ($ in millions) $ Mix $ Mix Real Estate Mortgage: Commercial 4,435 $ 24% 5,010 $ 30% Income producing and other residential 3,641 20% 2,556 15% Total Real Estate Mortgage 8,076 44% 7,566 45% RE Construction & Land: Commercial 973 5% 831 5% Residential 1,403 8% 1,043 6% Total RE Construction & Land 2,376 13% 1,874 11% Total Real Estate 10,452 57% 9,440 56% Commercial: Asset-based 3,606 19% 3,184 19% Venture capital 2,195 12% 2,008 12% Other commercial 1,774 10% 1,874 11% Total Commercial 7,575 41% 7,066 42% Consumer 446 2% 379 2% Total Loans HFI (1) 18,473 $ 100% 16,885 $ 100% Unfunded commitments 7,611 $ 6,430 $ 6/30/2019 6/30/2018

Diversified Loan and Lease Portfolio Of which land represents $159 million and $203 million as of 6/30/19 and 6/30/18. Other Commercial, $3,015mm, 29% SBA, $557mm, 5% Hospitality, $535mm, 5% Income Producing Residential, $3,535mm, 34% Healthcare, $328mm, 3% Other Residential, $106mm, 1% Construction & Land, $2,376mm, 23% Real Estate ($10.5B) Lender Finance & Timeshare, $2,022mm, 56% Equipment Finance, $765mm, 21% Premium Finance, $411mm, 12% Other, $408mm, 11% Asset - Based ($3.6B) ($ in millions) $ Mix $ Mix Real Estate: Income Producing Residential 3,535 $ 34% 2,414 $ 26% Other Commercial 3,015 29% 3,305 35% Construction & Land (1) 2,376 23% 1,874 20% SBA 557 5% 542 6% Hospitality 535 5% 552 6% Healthcare 328 3% 611 6% Other Residential 106 1% 142 1% Total Real Estate 10,452 $ 100% 9,440 $ 100% 6/30/2019 6/30/2018 ($ in millions) $ Mix $ Mix Asset-Based: Lender Finance & Timeshare 2,022 $ 56% 1,821 $ 57% Equipment Finance 765 21% 663 21% Premium Finance 411 12% 300 9% Other 408 11% 400 13% Total Asset-Based 3,606 $ 100% 3,184 $ 100% 6/30/2019 6/30/2018

Diversified Loan and Lease Portfolio Security Monitoring, $630mm, 36% Municipal, $126mm, 7% Cash Flow, $88mm, 5% SBA, $85mm, 5% Secured Business Loans, $557mm, 31% HOA Loans, $68mm, 4% Unsecured Business Loans, $220mm, 12% Other Commercial ($1.8B) Equity Fund Loans, $1,116mm, 51% Expansion Stage, $785mm, 36% Early Stage, $221mm, 10% Late Stage, $73mm, 3% Venture Capital ($2.2B) ($ in millions) $ Mix $ Mix Venture Capital: Equity Fund Loans 1,116 $ 51% 551 $ 27% Expansion Stage 785 36% 1,010 50% Early Stage 221 10% 292 15% Late Stage 73 3% 155 8% Total Venture Capital 2,195 $ 100% 2,008 $ 100% 6/30/2019 6/30/2018 ($ in millions) $ Mix $ Mix Other Commercial: Security Monitoring 630 $ 36% 577 $ 30% Secured Business Loans 557 31% 687 37% Unsecured Business Loans 220 12% 223 12% Municipal 126 7% 95 5% Cash Flow 88 5% 134 7% SBA 85 5% 88 5% HOA Loans 68 4% 70 4% Total Other Commercial 1,774 $ 100% 1,874 $ 100% 6/30/2019 6/30/2018

Balancing Growth with Our Credit De-Risking Strategy



Growth Initiatives
De-Risking Initiatives
CapitalSource Acquisition
New National Construction Lending Team
Square 1 Acquisition
New Multi-Family Lending Team
New Tax-Exempt Lending Team
CUB Acquisition
Colorado Market Expansion
2014
2015
2016
2017
2018
2019
Sold Celtic Capital
Strengthened construction lending criteria - lower loan- to-cost ratio
Sold PWEF Leasing
Began to reduce exposure to Healthcare Real Estate
Began to emphasize Equity Fund Loans in Venture Banking
Sold $1.5bn of Cash Flow Loans

PacWest Bancorp

Second Quarter 2019 | PACW | p. 19

Credit De-Risking – Specific Portfolios Exited Cash Flow lending business Shifted Venture Banking strategy to grow Equity Fund Loans Reduced exposure to Healthcare R.E. Results: Decreased classified loans from 2.67% at YE2016 to 1.03% at 2Q19 Decreased nonaccrual loans from 1.11% at YE2016 to 0.44% at 2Q19 Exited Business Reduced Exposure

Credit De-Risking – Evolution of National Lending $10.6b NL Portfolio at 6/30/19 $10.6b NL Portfolio by Origination Year NL Gross Charge-offs by Year Pre-merger 2008 - 2014 CapitalSource experienced elevated cumulative losses of 7.5% on $24 billion of loans originated between 2003 and 2008. From 2008 to 2009, transformative changes were made: New CEO - Jim Pieczynski Adopted bank-standard lending practices Discontinued several lending products that accounted for 2/3 of the cumulative losses Adjusted remaining lending products that accounted for 1/3 of the cumulative losses Focused lending towards lower volatility and higher collateral coverage quality sectors At Acquisition $7.7b NL Portfolio at 6/30/14 Transformation of National Lending 2014 to Today Cash flow , $0.1bn Lender finance , $1.8bn Equip. finance , $0.8bn Other commercial , $0.4bn Healthcare R.E. , $0.3bn Multi - family , $3.2bn Other R.E. mortgage , $1.7bn Construction & land , $1.3bn Security monitoring , $0.6bn Premium finance , $0.4bn Pre - 2008 , 3% 2008 - 2013 , 9% 2014 , 4% 2015 , 5% 2016 , 10% 2017 , 22% 2018 , 29% 2019 , 18% $2.9mm $16.0mm $28.0mm $31.0mm $21.0mm $5.2mm 0 5 10 15 20 25 30 35 2014 2015 2016 2017 2018 2019

Construction & Land Loans - $2.4 Billion at 6/30/19 Commitment Amount Count 6/30/19 Total 6/30/19 % of Total $0 ~ $10mm 157 $ 582mm 12% $10mm ~ $25mm 51 766mm 15% $25mm ~ $50mm 40 1,503mm 30% $50mm ~ $100mm 18 1,280mm 26% $100mm ~ $150mm 7 862mm 17% Total $ 4,993mm California, 56% New York , 15% Illinois , 4% Wash. DC , 5% Florida , 4% Virginia , 3% Nevada , 2% Washington , 2% Other , 9% Portfolio by State Multi - family apts, 44% Condominiums , 11% Hospitality , 15% Office,7% Land , 4% Retail , 3% SFR , 4% Industrial, Mixed - Use & Other , 12% Commitments by Property Type LTC < 40%, 6% LTC 40% - 50% , 15% LTC 50% - 60% , 32% LTC 60% - 70% , 32% LTC > 70% , 15% Commitments By Loan - To - Cost Range

Multi-Family Portfolio

Recent Rent Control Legislation

- Proposed rent control law moving through the CA legislature:
  - Would place an annual cap on rent increases statewide for buildings over 10 years old;
  - Limits rent increases for occupied units – does not limit rent increases when a unit becomes vacant;
  - Proposed at 7% + inflation adjustment (currently 2%);
  - Major CA cities already have restrictive caps in place – local ordinances that are more restrictive than proposed law will remain in place.
- Rent control laws passed in New York:
  - Applies to the five boroughs of NYC and some surrounding areas; applies to tenants in place before 1971 in buildings built before 1947;
  - Limits rent increases for occupied units and when a unit becomes vacant.
- Neither legislation is expected to have a significant impact to PACW given rent cap limits and previous existing laws (CA) or limited exposure (NY).

$802mm[1] MF Construction Portfolio



Others, 8%
N. Carolina, 4%
Virginia, 5%
Oregon, 5%
Florida, 5%
Washington DC, 10%
California, 63%

PacWest Bancorp

Income Producing Residential

Principal Balance Amount	Count	6/30/19 Total	6/30/19 % of Total
< $1mm	552	$ 236mm	7%
$1mm ~ $5mm	641	1,491mm	42%
$5mm ~ $10mm	155	1,059mm	30%
$10mm ~ $25mm	35	491mm	14%
$25mm ~ $105mm	4	259mm	7%
Total		$ 3,535mm	

$3.5bn[2] Income Producing Residential Portfolio



Others, 5%
Colorado, 3%
Florida, 4%
Oregon, 4%
New York, 5%
Washington, 7%
California, 72%

(1) MF construction commitments total $2.2bn and have a weighted average loan-to-cost ratio of 60.1% as of June 30, 2019.

(2) $1.1bn, or approximately 30%, of MF portfolio is 50% risk-weighted.

Second Quarter 2019 | PACW | p. 23

Shared National Credits (SNCs) SNCs are not a line of business. SNC relationships are included in business line balances. Effective January 1, 2018, SNCs are facilities of $100 million or greater with a federally supervised agent/lead bank shared by three or more federally supervised financial institutions. Credit underwriting standards are the same as standards applied to all loans. No energy-related SNCs. 65% decrease $2.1bn $2.3bn $1.2bn $840mm $805mm 2015 2016 2017 2018 2Q19 Total $2.1bn $2.3bn $1.2bn $840mm $805mm Classified $81mm $70mm $41mm $67mm $42mm Nonaccrual $- $13mm $15mm $- $- SNC Loans RE Rental & Leasing, $51mm, 6% RE Development/ Construction, $ 106mm , 13% Healthcare RE , $43mm , 5% Equity Funds Lines , $47mm , 6% Consumer Finance , $190mm , 24% Other , $49mm , 6% Security Monitoring , $263mm , 33% Information , $56mm , 7% $805mm of SNC Loans at 6/30/2019

Loan and Lease Production of $1.4 Billion in 2Q19 The weighted average rate on production presents contractual rates and does not include amortized fees. Amortized fees added approximately 32 basis points to loan yields in 2019 and 31 basis points in 2018. Net of deferred fees and costs Quarterly change equals “Net Difference” plus transfers to loans held for sale, transfers to OREO, charge-offs and loan sales. $1,257 $1,316 $1,572 $1,175 $1,436 $1,204 $967 $1,186 $1,193 $1,294 $1,154 $1,133 $1,071 $933 $1,529 $829 $795 $921 $1,039 $980 $2,461 $2,283 $2,758 $2,368 $2,730 $1,983 $1,928 $1,991 $1,972 $2,509 4.0% 4.5% 5.0% 5.5% 6.0% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2Q18 3Q18 4Q18 1Q19 2Q19 Avg. Rate on Production Millions Production Disbursements Payoffs Paydowns Rate on Production ($ in millions) Production/ Disbursements Payoffs/ Paydowns Net Difference Rate on Production (1) ($ in millions) Loans Beginning Balance (2) Loans Ending Balance (2) Quarterly Change (3) 2Q19 2,730 $ 2,509 $ 221 $ 5.15% 2Q19 18,308 $ 18,473 $ 165 $ 1Q19 2,368 1,972 396 5.11% 1Q19 17,958 18,308 350 4Q18 2,758 1,991 767 5.38% 4Q18 17,230 17,958 728 3Q18 2,283 1,928 355 5.17% 3Q18 16,885 17,230 344 2Q18 2,461 1,983 478 5.04% 2Q18 16,455 16,885 430

Credit Quality Trends(1) Amounts and ratios related to 2019 and 2018 periods are for total loans and leases. Amounts and ratios for 2017 and 2016 are for Non-PCI loans and leases. Classified loans and leases are those with a credit risk rating of substandard or doubtful. Net of $14.1 million negative provision recorded in conjunction with the sale of $1.5 billion of cash flow loans. Allowance for credit losses includes allowance for loan and lease losses and reserve for unfunded loan commitments. ($ in thousands) 2016 2017 2018 YTD 2019 Nonaccrual Loans and Leases HFI $ 170,599 155,784 79,333 81,265 As a % of Loans and Leases HFI % 1.11% 0.92% 0.44% 0.44% Nonperforming Assets $ 183,575 157,113 84,632 82,737 As a % of Loans and Leases & Foreclosed Assets % 1.20% 0.93% 0.47% 0.45% Classified Loans and Leases HFI (2) $ 409,645 278,405 237,110 190,979 As a % of Loans and Leases HFI % 2.67% 1.65% 1.32% 1.03% Credit Loss Provision $ 61,000 59,000 (3) 45,000 12,000 As a % of Average Loans and Leases (annualized) % 0.42% 0.37% 0.27% 0.13% Net Charge-offs $ 21,990 62,957 43,758 11,435 As a % of Average Loans and Leases (annualized) % 0.15% 0.40% 0.26% 0.13% Allowance for Credit Losses (ACL) (4) $ 161,278 161,647 169,333 169,898 As a % of Loans and Leases HFI % 1.05% 0.96% 0.94% 0.92% ACL / Nonaccrual Loans and Leases HFI % 94.54% 103.76% 213.45% 209.07%

Deposits

Deposit Detail

($ in millions)	At or For the Quarter Ended June 30, 2019			At or For the Quarter Ended June 30, 2018		
Deposit Category	**Average $**	**Quarter-End $**	**Mix**	**Average $**	**Quarter-End $**	**Mix**
Noninterest-bearing demand	$ 7,544	$ 7,299	39%	$ 8,254	$ 8,126	45%
Interest checking	3,190	3,220	17%	2,097	2,185	12%
Money market	4,650	4,578	24%	4,615	4,632	26%
Savings	526	520	3%	656	644	4%
Total core deposits	15,910	15,617	83%	15,622	15,587	87%
Non-core non-maturity deposits	449	437	2%	545	607	3%
Total non-maturity deposits	16,359	16,054	85%	16,167	16,194	90%
Time deposits $250,000 and under	2,278	2,284	12%	1,445	1,394	8%
Time deposits over $250,000	453	468	3%	345	341	2%
Total time deposits	2,731	2,752	15%	1,790	1,735	10%
Total deposits [1]	$ 19,090	$ 18,806	100%	$ 17,957	$ 17,929	100%


June 30, 2019
Interest checking deposits
Money market deposits
Savings deposits
Non-core non-maturity deposits
Time deposits $250,000 and under
Time deposits over $250,000
Noninterest-bearing demand deposits
Core: 83%


June 30, 2018
Interest checking deposits
Money market deposits
Savings deposits
Non-core non-maturity deposits
Time deposits $250,000 and under
Time deposits over $250,000
Noninterest-bearing demand deposits
Core: 87%

(1) Does not include $2.0 billion and $2.5 billion of client investment funds held at June 30, 2019 and June 30, 2018, respectively.

PacWest Bancorp

Second Quarter 2019 | PACW | p. 28

Net Interest Margin

Industry Leading Tax Equivalent Net Interest Margin Source: S&P Global Market Intelligence using data as of July 31, 2019. Peer group is banks in the KBW Nasdaq Regional Bank Index – “KRX”. 5.21% 5.08% 4.97% 5.11% 5.18% 4.99% 4.91% 4.69% 4.72% 3.51% 3.57% 3.59% 3.60% 3.64% 3.61% 3.64% 3.58% 3.58% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 6.50% 7.00% 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 PACW Reported TE NIM KRX Median NIM

Higher Loan Yields From Disciplined & Diversified Lending Source: S&P Global Market Intelligence using data as of July 31, 2019. Peer group is banks in the KBW Nasdaq Regional Bank Index – “KRX”. CUB acquisition 6.07% 6.01% 5.89% 6.11% 6.30% 6.20% 6.27% 6.16% 6.26% 5.87% 5.87% 5.74% 5.92% 6.09% 6.06% 6.11% 6.09% 6.18% 4.36% 4.47% 4.53% 4.60% 4.78% 4.87% 4.99% 5.08% 5.09% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 6.50% 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 PACW - Reported TE Loan Yield PACW - Loan Yield Excluding Discount Accretion KRX - Median Loan Yield

Deposit Franchise – 2Q19 Cost of 81 Basis Points Source: S&P Global Market Intelligence using data as of July 31, 2019. Peer group is banks in the KBW Nasdaq Regional Bank Index – “KRX”. 0.25% 0.31% 0.30% 0.31% 0.37% 0.46% 0.62% 0.73% 0.81% 0.33% 0.37% 0.42% 0.43% 0.52% 0.60% 0.71% 0.81% 0.86% 0.70% 0.95% 1.15% 1.20% 1.45% 1.74% 1.92% 2.40% 2.40% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 PACW - Reported Deposit Cost KRX - Median Deposit Cost Avg Fed Funds Rate

Variable-Rate and Hybrid Loans by Index ($ in Millions) Amount % 1-month LIBOR $ 6,061 2-month LIBOR 32 3-month LIBOR 21 6-month LIBOR 2,798 12-month LIBOR 117 Total LIBOR-Based Loans 9,029 61% Prime Rate 4,423 30% Other Index 1,352 9% Total Variable-Rate/Hybrid Loans $ 14,804 100% Interest Rate Components of the Loan and Lease Portfolio $1,171mm $682mm $1,036mm $4,541mm 1 Year 2 Years 3 Years > 3 Years Fixed/Hybrid Years to Maturity/Repricing Fixed - Rate , 20% Variable - Rate, 60% Hybrid , 20%, Loan Portfolio by Repricing Type 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 Floor is In the Money Now cut 25 bps cut 50 bps cut 75 bps cut 100 bps cut 125 bps cut 150 bps cut 175 bps cut 200 bps cut 225 bps cut 250 bps % of Variable Rate Loans Cumulative Balance ($ 000’s) Amount of Rate Cut Floor Analysis - Variable Rate Loans as of June 30, 2019 Volume Percent

Asset-Sensitive Balance Sheet Benefits From Rising Rates Note: The above table presents forecasted net interest income and net interest margin for the next 12 months using the forward yield curve as of June 28, 2019 as the base scenario and shocking the static balance sheet for immediate and sustained parallel upward movements in interest rates of 100, 200 and 300 basis points and a downward movement in interest rates of 100 basis points . ($ in millions) Interest Rate Scenario Forecasted Net Interest Income (Tax Equivalent) Percentage Change from Base Forecasted Net Interest Margin (Tax Equivalent) Up 300 basis points $ 1,074.7 12.3% 4.82% Up 200 basis points 1,030.2 7.6% 4.65% Up 100 basis points 984.6 2.9% 4.47% Base case 957.2 - 4.33% Down 100 basis points 910.8 -4.8% 4.18% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% Base Up 100 Up 200 Up 300 Pro Forma Combined IRR Model Results - % Change in NII - Year 1 Static Balance Sheet – June 30, 2019 Sudden Parallel Shocks PACW

Investment Securities

Diversified Investment Portfolio (1) Fair value at 6/30/19 (2) Yield is for 2Q19 (3) Not rated category comprised primarily of not rated revenue bonds backed by an underlying agency security or CRA-related revenue bonds. S&P Ratings % Total Issue Type % Total AAA 8% G.O. Limited 5% AA 79% G.O. Unlimited 44% A 3% Revenue 51% BBB 1% Not Rated (3) 9% 100% 100% 3.12% overall portfolio tax equivalent yield (2) Municipal Securities Composition Asset - backed Securities , $227mm , 6% Agency Residential MBS , $351mm , 9% Agency Residential CMOs , $1,150mm , 30% Agency Commercial MBS , $1,059mm , 28% Private CMOs , $112mm , 3% Municipal Securities , $737mm , 19% Other , $171mm , 5% $3.8 Billion Total Investment Portfolio (1) 6.4 6.3 5.8 5.6 6.0 5.6 5.3 5.2 5.0 4.5 3 4 5 6 7 2Q18 3Q18 4Q18 1Q19 2Q19 Years Average Life and Effective Duration Average Life Effective Duration

Controlled Expenses

Efficiency Ratio Trend Source: S&P Global Market Intelligence using data as of July 31, 2019. Peer group is banks in the KBW Nasdaq Regional Bank Index – “KRX”. 40.3% 40.4% 41.0% 41.7% 39.8% 40.9% 41.7% 42.4% 41.6% 55.4% 55.3% 54.4% 56.3% 54.8% 53.6% 54.1% 54.3% 54.3% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 PACW Reported Efficiency Ratio KRX Median Efficiency Ratio

Non-GAAP Measurements

Non-GAAP Measurements The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company’s operational performance and to enhance investors’ overall understanding of such financial performance. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The table on the following slide presents reconciliations of certain GAAP to non-GAAP financial measures.

Non-GAAP Measurements

($ in thousands, except per share amounts)	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Tangible Common Equity Ratio & Tangible Book Value Per Share					
Stockholders' equity	$ 4,852,010	$ 4,790,982	$ 4,825,588	$ 4,741,685	$ 4,777,959
Less: Intangible assets	2,596,050	2,600,920	2,605,790	2,610,776	2,616,363
Tangible common equity	$ 2,255,960	$ 2,190,062	$ 2,219,798	$ 2,130,909	$ 2,161,596
Total assets	$ 26,344,414	$ 26,324,138	$ 25,731,354	$ 24,782,126	$ 24,529,557
Less: Intangible assets	2,596,050	2,600,920	2,605,790	2,610,776	2,616,363
Tangible assets	$ 23,748,364	$ 23,723,218	$ 23,125,564	$ 22,171,350	$ 21,913,194
Equity to assets ratio	18.42%	18.20%	18.75%	19.13%	19.48%
Tangible common equity ratio (1)	9.50%	9.23%	9.60%	9.61%	9.86%
Book value per share	$ 40.49	$ 39.86	$ 39.17	$ 38.46	$ 38.36
Tangible book value per share (2)	$ 18.83	$ 18.22	$ 18.02	$ 17.28	$ 17.35
Shares outstanding	119,829,104	120,201,149	123,189,833	123,283,450	124,567,950
Return on Average Tangible Equity					
Net earnings	$ 128,125	$ 112,604	$ 115,041	$ 116,287	$ 115,735
Average stockholders' equity	$ 4,818,889	$ 4,815,965	$ 4,758,401	$ 4,748,819	$ 4,832,480
Less: Average intangible assets	2,598,762	2,603,842	2,608,497	2,614,055	2,619,351
Average tangible common equity	$ 2,220,127	$ 2,212,123	$ 2,149,904	$ 2,134,764	$ 2,213,129
Return on average equity	10.66%	9.48%	9.59%	9.72%	9.61%
Return on average tangible equity (3)	23.15%	20.64%	21.23%	21.61%	20.98%

(1) Tangible common equity divided by tangible assets

(2) Tangible common equity divided by shares outstanding

(3) Annualized net earnings divided by average tangible common equity.

PacWest Bancorp

Second Quarter 2019 | PACW | p. 41

Bank Holding Companies and Banks in the KRX Index

Total Assets (*in billions*)

1	Popular, Inc.	BPOP	$ 50.617	26	Prosperity Bancshares, Inc.	PB	$ 22.375
2	Signature Bank	SBNY	$ 48.877	27	Fulton Financial Corporation	FULT	$ 21.309
3	Synovus Financial Corp.	SNV	$ 47.318	28	First Hawaiian, Inc.	FHB	$ 20.526
4	East West Bancorp, Inc.	EWBC	$ 42.892	29	Old National Bancorp	ONB	$ 20.145
5	First Horizon National Corporation	FHN	$ 42.172	30	United Bankshares, Inc.	UBSI	$ 19.883
6	F.N.B. Corporation	FNB	$ 33.903	31	BancorpSouth Bank	BXS	$ 18.937
7	Wintrust Financial Corporation	WTFC	$ 33.642	32	Bank of Hawaii Corporation	BOH	$ 17.689
8	Associated Banc-Corp	ASB	$ 33.273	33	Cathay General Bancorp	CATY	$ 17.606
9	BankUnited, Inc.	BKU	$ 33.092	34	Cadence Bancorporation	CADE	$ 17.504
10	Valley National Bancorp	VLY	$ 33.028	35	First Midwest Bancorp, Inc.	FMBI	$ 17.462
11	Cullen/Frost Bankers, Inc.	CFR	$ 31.819	36	Washington Federal, Inc.	WAFD	$ 16.469
12	IBERIABANK Corporation	IBKC	$ 31.447	37	Hope Bancorp, Inc.	HOPE	$ 15.339
13	Sterling Bancorp	STL	$ 30.238	38	Home Bancshares, Inc.	HOMB	$ 15.288
14	Texas Capital Bankshares, Inc.	TCBI	$ 29.970	39	First Financial Bancorp	FFBC	$ 14.438
15	Webster Financial Corporation	WBS	$ 28.942	40	Trustmark Corporation	TRMK	$ 13.549
16	Hancock Whitney Corporation	HWC	$ 28.762	41	Columbia Banking Systems, Inc.	COLB	$ 13.091
17	Umpqua Holdings Corporation	UMPQ	$ 27.986	42	United Community Banks, Inc.	UCBI	$ 12.779
18	Investors Bancorp	ISBC	$ 27.064	43	Glacier Bancorp, Inc.	GBCI	$ 12.676
19	Pinnacle Financial Partners, Inc.	PNFP	$ 26.540	44	CVB Financial Corp.	CVBF	$ 11.172
20	**PacWest Bancorp**	**PACW**	**$ 26.344**	45	Community Bank Systems, Inc.	CBU	$ 10.745
21	Commerce Bankshares, Inc.	CBSH	$ 25.772	46	Provident Financial Services, Inc.	PFS	$ 9.938
22	Western Alliance Bancorporation	WAL	$ 25.315	47	Boston Private Financial Holdings, Inc.	BPFH	$ 8.713
23	UMB Financial Corporation	UMBF	$ 24.016	48	First Commonwealth Financial Corporation	FCF	$ 8.071
24	Bank OZK	OZK	$ 22.961	49	First Financial Bankshares, Inc.	FFIN	$ 7.979
25	Chemical Financial Corporation	CHFC	$ 22.492	50	Brookline Bancorp, Inc.	BRKL	$ 7.637

Source: S&P Global Market Intelligence using data as of July 31, 2019.
Banks in the KRX Index as of June 30, 2019.

PacWest Bancorp

Second Quarter 2019 | PACW | p. 42